UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: (Date of earliest event reported): May 26, 2006 (May 25, 2006)
Grey Wolf, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or Other Jurisdiction of Incorporation)	1-8226 (Commission File Number)	74-2144774 (I.R.S. Employer Identification No.)
10370 Richmond Ave., Suite 600
Houston, TX 77042
(Address of principal executive office and zip code)
713-435-6100
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
     On May 25, 2006, Grey Wolf, Inc. issued a press release entitled “Grey Wolf, Inc. announces $100 million Common Stock Repurchase Program”. A copy of this press release is filed as an exhibit to this report.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibit

Exhibit 99.1	Grey Wolf, Inc. Press Release dated May 25, 2006.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: May 26, 2006

GREY WOLF, INC.
/s/ David W. Wehlmann
David W. Wehlmann
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Grey Wolf, Inc. Press Release dated May 25, 2006.